Supplement Dated May 1, 2008
to
Prospectus and Statement of Additional Information (“SAI”)
dated May 1, 2008
The Integrity Funds

Integrity High Income Fund

On March 4, 2008, the Board of Trustees of The Integrity Funds (the “Board”) approved the termination of SMH Capital Advisors, Inc. (“SMH”) as sub-adviser for the Integrity High Income Fund (the “Fund”), effective May 4, 2008. The Board also approved J.P. Morgan Investment Management Inc. (“JPMIM”) to serve as sub-adviser to the Fund following the termination of the SMH sub-advisory agreement. Shareholder approval will be required for the new sub-advisory agreement with JPMIM. Accordingly, beginning May 5, 2008, JPMIM will manage the Fund’s assets pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Integrity Money Management, Inc. (the “Investment Adviser”) and JPMIM. Information about JPMIM and the portfolio managers who will act as such for the Fund under the Interim Sub-Advisory Agreement is set forth in the Prospectus and SAI.

I.

For the period from May 1, 2008 to May 4, 2008 only, the information currently set forth in the Prospectus under the heading “Fund Management—Sub-Adviser and Portfolio Managers—High Income Fund” is supplemented with the following:

SMH Capital Advisors, Inc. (“SMH”) has been the investment sub-adviser for the Integrity High Income Fund (the “Fund”) since 2004. SMH, whose parent company is Sanders Morris Harris Group, Inc., is an investment management firm serving institutions and individuals, and is located at 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109. SMH is organized and exists under the laws of the State of Texas, and is a registered investment adviser under the Investment Advisers Act of 1940.As of December 31, 2007, SMH had approximately $1.89 billion in assets under management. As compensation for the sub-advisory services provided to the Fund, Integrity Money Management, Inc. (the “Investment Adviser”) is required to pay SMH a fee equal to 50% of the net advisory fees earned by the Investment Adviser. “Net advisory fees” are defined as advisory fees collected from the Fund (net of fee waivers due to the expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund.

Subject to the oversight and approval of the Investment Adviser, Mr. Jeffrey A. Cummer and Mr. Dwayne Moyers, as portfolio managers, have responsibility for the day-to-day management of the Fund’s portfolio. In addition, SMH is responsible for maintaining certain transaction and compliance related records of the Fund.

Jeffrey A. Cummer, President and Senior Portfolio Manager, Fort Worth Division

Mr. Cummer, born in 1957 in Madison, Wisconsin, is a graduate of the University of Illinois with a bachelor’s degree in finance and risk management. Before forming his own investment firm in 1989, Mr. Cummer served as a Limited Partner with Edward D. Jones & Company. Prior to that, he was a corporate cash manager and financial analyst for the GTE Corporation. Mr. Cummer is Chairman of the Board of Integrity Mutual Funds, Inc. In addition, Mr. Cummer is Chief Executive Officer and Chairman of the Board of Xponential, Inc., a publicly traded company.

Dwayne Moyers, Chief Investment Officer and Senior Portfolio Manager, Fort Worth Division

Mr. Moyers was born in 1968 in Fort Worth, Texas. Before teaming with Mr. Cummer, Mr. Moyers was a credit analyst with the Tandy Corporation. In 1991, he joined SMH as a portfolio manager. He holds a bachelor’s degree in business administration from the University of Texas at Arlington. Mr. Moyers is Chairman of the Board of American Ironhorse Motorcycle Company and a member of the Board of Xponential, Inc., a publicly traded company.

II.

For the periodfrom May 1, 2008 to May 4, 2008 only, the information currently set forth in the SAI under the heading “Investment Adviser—Investment Sub-Adviser and Portfolio Managers – High Income Fund” is supplemented with the following:

Since April 2004, SMH Capital Advisors, Inc. (“SMH”), an investment advisory firm founded in 1997, has acted as the sub‑adviser to the Integrity High Income Fund (the “Fund”) under an investment sub-advisory agreement with Integrity Money Management, Inc. (the “Investment Adviser”). Sanders Morris Harris Group is the parent company of SMH. Subject to the oversight and approval of the Investment Adviser, Mr. Jeffrey Cummer and Mr. Dwayne Moyers, as portfolio managers, have sole responsibility for the day-to-day management of the portfolio of the Fund. In addition, SMH is responsible for maintaining certain transaction and compliance related records of the Fund.

As compensation for the sub-advisory services provided to the Fund, the Investment Adviser is required to pay SMH a fee equal to 50% of the net advisory fees earned by the Investment Adviser. “Net advisory fees” are defined as advisory fees collected from the Fund (net of fee waivers due to the expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to SMH by the Investment Adviser is paid from the Investment Adviser’s management fee and is not an additional cost to the Fund.

As of December 31, 2007, both Mr. Cummer and Mr. Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH. The profitability bonus is based on a percentage of the profits of SMH over $1,000,000.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser and SMH seek to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Investment Adviser and SMH determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Investment Adviser or SMH has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.

•

The Investment Adviser, SMH and the Fund have adopted a code of ethics under Rule 17j-1(c) of the Investment Company Act of 1940. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such a code of ethics permits personnel covered to invest in securities, including securities that may be purchased or held by the Fund, subject to the restrictions of the code. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that a code of ethics will adequately address such conflicts.

The Investment Adviser, SMH, and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Fund

The number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts managed by, and dollar range of equity securities in the Fund beneficially owned by, Jeffrey Cummer and Dwayne Moyers as of December 31, 2007, are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Jeffrey Cummer	2	$149	15	$512 million	2,121	$1,036
Dwayne Moyers	2	$149	15	$512 million	2,121	$1,036

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Portfolio Manager	Beneficial Ownership of Equity Securities in the Fund as of December 31, 2007
Jeffrey Cummer	None
Dwayne Moyers	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.